SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):              April 15, 2016

ATRINSIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed on April 18, 2016 is being filed to correct the number of Placement Agent Warrants (defined below) issued at the Final Closing (defined below) and the total number of Placement Agent Warrants issued in the Offering (defined below).

Item 1.01.	Entry into a Material Definitive Agreement.

On April 15, 2016, Atrinsic, Inc., a Delaware corporation (the “Company”), completed the final closing (the “Final Closing”) of its previously announced private placement (the “Offering”) of equity securities.  At the Final Closing, the Company offered and sold an aggregate of 420,260 shares (“Shares”) of its Series B Preferred Stock, par value $0.000001 per share (“Series B Preferred Stock”), at a price of $1.25 per Share, to accredited investors (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”)), for total gross proceeds of $525,325. Each investor entered into a Subscription Agreement (each, a “Subscription Agreement”) and a Registration Rights Agreement (each, a “Registration Rights Agreement”) with the Company in connection with each investor’s investment at the Final Closing.

The Company intends to use the net proceeds of approximately $505,187.50 from the Final Closing for working capital and general corporate purposes.

As was previously announced, on February 12, 2016, the Company completed the first closing of the Offering, at which 2,775,000 shares at a price of $1.25 per Share were sold to accredited investors for total gross proceeds of $3,468,750, which included the conversion of $500,000 of principal and accrued interest owed by the Company and Protagenic Therapeutics, Inc. (“Protagenic”).  The first closing was conducted simultaneously with the completion of the Company’s merger (the “Merger”) with Protagenic.  On March 2, 2016 the Company completed the second closing of the Offering, at which the Company issued an additional 913,200 Shares to accredited investors, for total gross proceeds of $1,141,500.

The offer, sale and issuance to the investors of the Shares at the Final Closing have been made in reliance on the statutory exemption from registration in Section 4(a)(2) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder, have not been registered under the 1933 Act, and, unless so registered, may not be offered or sold, except pursuant to an applicable exemption from the registration requirements of the 1933 Act and applicable state securities laws.

The Company paid Katalyst Securities LLC, its placement agent (the “Placement Agent”), and its selected dealers a cash commission of 10% of the funds raised from the investors participating in the Final Closing who were introduced by the Placement Agent or its selected dealers.  In addition, the Placement Agent and its selected dealers received warrants (the “Placement Agent Warrants”) to purchase a number of shares of Series B Preferred Stock equal to 10% of the Shares sold to investors at the Final Closing who were introduced by the Placement Agent or its selected dealers.  As a result of the foregoing arrangement, at the Final Closing, the Placement Agent and its selected dealers were paid commissions of $20,032.50, and the Placement Agent and its selected dealers were issued Placement Agent Warrants to purchase 16,026 shares of Series B Preferred Stock at an exercise price of $1.25 per share. The Placement Agent Warrants have registration rights pursuant to the Registration Rights Agreement discussed below.

For all three closings, the Company raised total gross proceeds of $4,635,575 and total net proceeds of $4,283,437.50 (or total gross proceeds of $5,135,575 and total net proceeds of $4,783,437.50, including the conversion of the $500,000 in principal and interest referred to above). The Company issued 4,108,460 Shares to investors in the Offering. The Placement Agent and its selected dealers were paid total cash commissions of $159,182.50 and the Placement Agent was paid an expense allowance of $15,000 and was issued (together with its selected dealers) Placement Agent Warrants to purchase 127,346 shares of Series B Preferred Stock at an exercise price of $1.25 per share.

The Company entered into a Registration Rights Agreement with the investors in the Offering.  Under the terms of the Registration Rights Agreement, the Company agreed to file a registration statement covering the resale of the shares of the Company’s common stock (the “Registrable Securities”) underlying the Series B Preferred Stock and that are issuable on exercise of the Placement Agent Warrants within 120 days from the Final Closing of the Offering, and to use commercially reasonable efforts to cause the registration statement to become effective no later than 90 days after it is filed.

The Company agreed to use reasonable efforts to maintain the effectiveness of the registration statement through the one year anniversary of the date the registration statement is declared effective by the Securities and Exchange Commission (the “SEC”), or for such shorter period ending on the earlier to occur of (i) the date as of which all of the Offering investors may sell all of their Registrable Securities without restriction pursuant to Rule 144 promulgated under the 1933 Act or (ii) the date when all of the Registrable Securities shall have been sold.

The foregoing descriptions of the Registration Rights Agreement, Subscription Agreement and Placement Agent Warrants and the transactions contemplated therein and thereby, do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, instruments and documents, which are filed herewith, each of which is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the securities described herein. This Current Report on Form 8-K is being filed pursuant to and in accordance with Rule 135c of the 1933 Act.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the Exhibit Index below are filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRINSIC, INC.

Date: April 20, 2016	By:	/s/ Alexander Arrow
Name: Alexander Arrow
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.5	Form of Placement Agent Warrant (Incorporated by reference to Exhibit 4.5 to Company’s Current Report on Form 8-K filed on April 18, 2016)

10.1	Form of Securities Purchase Agreement, by and between Atrinsic, Inc. and the investors in the Private Offering (Incorporated by reference to Exhibit 10.1 to Company’s Current Report on Form 8-K filed on April 18, 2016)

10.2	Form of Registration Rights Agreement by and between Atrinsic, Inc. and the investors in the Private Offering (Incorporated by reference to Exhibit 10.2 to Company’s Current Report on Form 8-K filed on April 18, 2016)

10.3	Placement Agency Agreement (Incorporated by reference to Exhibit 10.3 to Company’s Current Report on Form 8-K filed on April 18, 2016)

10.4	Delaware Escrow Agreement, by and between Atrinsic Inc., Depositor and Delaware Trust Company (Incorporated by reference to Exhibit 10.4 to Company’s Current Report on Form 8-K filed on April 18, 2016)

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